UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 2, 2023
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ARTIVION, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia	30144
(Address of principal executive office)	(Zip Code)
Registrant's telephone number, including area code: (770) 419-3355
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AORT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On August 2, 2023, as part of its periodic review of corporate governance matters and legal changes that have taken effect to the Delaware General Corporation Law (the “DGCL”) and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board of Directors of Artivion, Inc. (the “Company”) approved and adopted amendments to the Company’s Bylaws (as amended and restated, the “Bylaws”), effective as of September 1, 2023. Among other things, the amendments update the procedures and disclosure requirements for the nomination of director candidates for election at meetings of stockholders, including to address the adoption by the SEC of the new “universal proxy card” rules, as set forth in newly adopted Rule 14a-19 of the Exchange Act (the “Universal Proxy Card Rules”), and the information requirements applicable to stockholder director nominations.
These amendments include (i) extending the notice period for providing notice of stockholder business and nominations; (ii) requiring nominating stockholders in an election contest to use a color other than white for their proxy cards and to comply with the Universal Proxy Card Rules, including requiring a stockholder delivering a nomination notice pursuant to the advance notice provisions of the Bylaws to solicit holders representing at least the minimum percentage of shares specified in the Universal Proxy Card Rules and provide reasonable evidence of such compliance with the law; (iii) requiring background information and the specified disclosures as set forth in the Bylaws when stockholders propose director nominees and business for a vote of the stockholders (with proposals submitted pursuant to the rules of the Exchange Act to continue to be governed by such rules); (iv) addressing regulation of the use of cell phones, audio or video recording devices, and similar devices at a meeting of the stockholders; (v) updating requirements regarding director consents in accordance with Section 116 of the DGCL; (vi) updating requirements regarding the availability of stockholder lists in accordance with Section 219 of the DGCL; (vii) updating requirements regarding quorum, adjournment, and notice of meetings in accordance with Sections 216 and 222 of the DGCL; (viii) revisions regarding conduct at meetings to provide for greater flexibility; and (ix) making a number of other ministerial, clarifying, and conforming changes.
The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.2 hereto and incorporated herein by reference.
Item 9.01(d)    Exhibits
(d)Exhibits.

Exhibit Number	Description
3.2*	Amended and Restated Bylaws.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Artivion, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 8, 2023

ARTIVION, INC.

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President and Chief Financial Officer